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                   HARTFORD LEADERS SOLUTION (SERIES I AND IR)
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-69475



        SUPPLEMENT DATED MAY 27, 2005 TO THE PROSPECTUS DATED MAY 2, 2005



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                SUPPLEMENT DATED MAY 27, 2005 TO YOUR PROSPECTUS


Merrill Lynch Global Growth V.I. Fund changed its name to Mercury Global Growth V.I. Fund. All references to Merrill Lynch Global Growth Fund are deleted and replaced with Mercury Global Growth V.I. Fund.

Merrill Lynch Large Cap Growth V.I. Fund changed its name to Mercury Large Cap Growth V.I. Fund. All references to Merrill Lynch Large Cap Growth Fund are deleted and replaced with Mercury Large Cap Growth V.I. Fund.

Merrill Lynch Variable Series Funds, Inc. changed its name to FAM Variable Series Funds, Inc. All references to Merrill Lynch Variable Series Funds, Inc. are deleted and replaced with FAM Variable Series Funds, Inc.

Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors, is the investment adviser to the Mercury Global Growth V. I. Fund and the Mercury Large Cap Growth V.I. Fund.

The fund objectives for Mercury Global Growth V.I. Fund and Mercury Large Cap Growth V.I. are deleted and replaced with the following:

     MERCURY GLOBAL GROWTH V.I. FUND - Seeks long-term capital growth.

     MERCURY LARGE CAP GROWTH V.I. FUND - Seeks long-term capital growth.


Effective May 1, 2005, the underlying Funds were renamed and are part of the renamed FAM Variable Series Funds, Inc. Confirmation statements for purchases, transfers and redemptions will temporarily reflect the underlying Fund's former name.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5191